Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

Fourth Quarter and Full Year Fiscal 2018 Financial Results

NEWARK, CA – October 4, 2018 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), parent company of SMART Modular Technologies, Inc., today reported financial results for the fourth quarter and full year fiscal 2018 ended August 31, 2018.

Fourth Quarter Fiscal 2018 Highlights:

•Net sales of $374.0 million, 68% higher than year ago quarter

•GAAP operating income of $45.0 million

•GAAP net income of $29.7 million

•Adjusted EBITDA of $51.0 million

•GAAP diluted EPS of $1.28

•Non-GAAP diluted EPS of $1.72

Full Year Fiscal 2018 Highlights:

•Net sales of $1.3 billion, 69% higher than prior fiscal year

•GAAP operating income of $170.2 million

•GAAP net income of $119.5 million

•Adjusted EBITDA of $195.5 million

•GAAP diluted EPS of $5.17

•Non-GAAP diluted EPS of $6.36

“We completed fiscal 2018 with another great quarter, including the closing of our acquisition of Penguin Computing,” commented Ajay Shah, Chairman and Chief Executive Officer.  “In addition, we closed our first full fiscal year as a public company with record revenues that crossed the $1 billion mark.  Driving this performance was strength in our Specialty Memory business which had a very strong quarter and earned new NVDIMM and VLP RDIMM design wins at major Storage and Server customers.  We also had design wins for our ruggedized SSD products and our Embedded Data Cache product in the Industrial Automation market. Brazil continued its strong performance and added many new memory products for PC, server and smartphone applications as well as a new polymer cell-based battery product for smartphones.”

“Our new Specialty Compute and Storage Solutions business led by Penguin Computing performed well in its first quarter as part of SGH. During the quarter we won a number of key contracts with agencies within the Department of Energy (DoE), contractors to the Department of Defense (DoD) and with a number of other enterprise customers for our HPC and AI cluster products.”

“We continue to be focused on growing all our lines of business over the new fiscal year,” concluded Mr. Shah.

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q4 FY18	Q3 FY18	Q4 FY17	Q4 FY18	Q3 FY18	Q4 FY17
Net sales	$374.0	$335.5	$223.0	$374.0	$335.5	$223.0
Gross profit	$82.7	$78.1	$48.0	$83.8	$78.5	$48.2
Operating income	$45.0	$48.7	$20.6	$51.8	$53.8	$25.4
Net income (loss)	$29.7	$31.9	$(10.2)	$40.0	$43.0	$16.5
Diluted earnings per share (EPS)(3)	$1.28	$1.37	$(0.48)	$1.72	$1.84	$0.75

Annual Financial Results	GAAP (1)		Non-GAAP (2)
(In millions, except per share amounts)	FY18	FY17	FY18	FY17
Net sales	$1,288.8	$761.3	$1,288.8	$761.3
Gross profit	$291.6	$162.3	$293.6	$162.9
Operating income	$170.2	$53.9	$188.8	$71.2
Net income (loss)	$119.5	$(7.8)	$147.0	$36.3
Diluted earnings (loss) per share (EPS)(3)	$5.17	$(0.49)	$6.36	$2.25

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

(3)

We exclude foreign currency gains/losses from our non-GAAP diluted EPS as we believe this non-GAAP financial measure is a more relevant indicator of our core operating results. This change is reflected for all the periods presented in this release.

Other Highlights

SMART appointed an additional independent director, Bryan Ingram, Senior Vice President and General Manager of the Wireless Semiconductor Division of Broadcom Inc., to its board of directors and its Compensation Committee.

Business Outlook

The following statements are based upon management's current expectations for the first quarter of fiscal 2019 ending November 30, 2018. These statements are forward-looking, and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales - GAAP / Non-GAAP	$375 to $390 million
Gross Margin - GAAP / Non-GAAP	22% to 23%
Diluted EPS - GAAP	$1.49 to $1.54

Share-based compensation per share	$0.16
Intangible amortization per share	$0.04
Acquisition costs per share	$0.05

Diluted EPS - Non-GAAP	$1.74 to $1.79

Expected diluted share count	23.2 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time. Dial-in US toll free +1-866-487-6452 using access code 9390108.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 9390108.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, non-GAAP net income per diluted share, non-GAAP diluted EPS excluding foreign currency gains (losses). We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, stock-based compensation expense, acquisition-related expenses, restructuring charges, amortization of non-cash debt discount related to warrants, non-cash charges in connection with refinancing, and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude stock-based compensation expense, intangible amortization expense, acquisition-related expenses, amortization of non-cash debt discount related to warrants, non-cash charges in connection with refinancing and, with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings

The SMART family of companies are global leaders in specialty memory, storage and hybrid solutions serving the electronics industry with standard and custom products for over 25 years. SMART delivers components, modules and solutions to a broad customer base, including OEMs in computing, networking, communications, storage, mobile and industrial markets. With the addition of Penguin Computing and the creation of a new business unit, SMART Specialty Compute & Storage Solutions (SCSS), SMART has expanded its serviceable markets into areas requiring specialized computing platforms in artificial intelligence and machine learning, advanced modeling and high performance computing. Customers rely on SMART as a strategic supplier with custom designs, product quality, technical support, a global footprint, and the ability to provide locally manufactured products in multiple geographies. See www.smartgh.com, www.smartm.com, www.smarth.com or www.smartsscs.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 31, 2018	May 25, 2018	August 25, 2017	August 31, 2018	August 25, 2017
Net sales:
Brazil	$198,624	$232,742	$134,765	$797,849	$398,175
Specialty Memory	122,820	102,735	88,254	438,446	363,116
Specialty Compute and Storage Solutions	52,526	—	—	52,526	—
Total net sales	373,970	335,477	223,019	1,288,821	761,291
Cost of sales (1)(2)	291,291	257,423	175,011	997,235	599,041
Gross profit	82,679	78,054	48,008	291,586	162,250
Operating expenses:
Research and development (1) (2)	11,659	9,763	9,718	39,824	38,160
Selling, general and administrative (1) (2)	29,039	19,597	17,722	84,541	66,759
Change in estimated fair value of acquisition-related
contingent consideration	(3,000)	—	—	(3,000)	—
Management advisory fees	—	—	—	—	3,000
Restructuring	—	—	—	—	457
Total operating expenses	37,698	29,360	27,440	121,365	108,376
Income from operations	44,981	48,694	20,568	170,221	53,874
Other income (expense):
Interest expense, net	(6,217)	(4,098)	(6,132)	(19,144)	(29,204)
Other income (expense), net	(5,987)	(7,145)	(20,887)	(13,299)	(22,551)
Total other expense	(12,204)	(11,243)	(27,019)	(32,443)	(51,755)
Income before income taxes	32,777	37,451	(6,451)	137,778	2,119
Provision for income taxes	3,059	5,505	3,758	18,315	9,914
Net income	$29,718	$31,946	$(10,209)	$119,463	$(7,795)

Earnings per share:
Basic	$1.33	$1.44	$(0.48)	$5.42	$(0.49)
Diluted	$1.28	$1.37	$(0.48)	$5.17	$(0.49)
Shares used in computing per-share calculation:
Basic	22,383	22,206	21,435	22,051	15,785
Diluted	23,270	23,306	21,435	23,119	15,785

(1) Includes share-based compensation expense as follows:
Cost of sales	$475	$414	$192	$1,334	$636
Research and development	572	325	232	1,459	$655
Selling, general and administrative	2,911	2,558	1,407	7,764	$4,073
Total stock-based compensation expense	$3,958	$3,297	$1,831	$10,557	$5,364

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$7	$—	$—	$7	$—
Research and development	252	245	1,225	987	4,897
Selling, general and administrative	2,144	976	1,746	5,136	7,042
Total amortization expense	$2,403	$1,221	$2,971	$6,130	$11,939

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 31, 2018	May 25, 2018	August 25, 2017	August 31, 2018	August 25, 2017
Reconciliation of gross profit:
GAAP gross profit	$82,679	$78,054	$48,008	$291,586	$162,250
GAAP gross margin	22.1%	23.3%	21.5%	22.6%	21.3%
Add: Share-based compensation included in cost of sales	475	414	192	1,334	636
Add: Amortization of intangible assets	7	—	—	7	—
Add: Purchase accounting adjustment	631	—	—	631	—
Non-GAAP gross profit	$83,792	$78,468	$48,200	$293,558	$162,886
Non-GAAP gross margin	22.4%	23.4%	21.6%	22.8%	21.4%

Reconciliation of operating expenses:
GAAP operating expenses	$37,698	$29,360	$27,440	$121,365	$108,376
Less: Share-based compensation expense included in opex
Research and development	572	325	232	1,459	655
Selling, general and administrative	2,911	2,558	1,407	7,764	4,073
Total	3,483	2,883	1,639	9,223	4,728
Less: Amortization of intangible assets included in opex
Research and development	252	245	1,225	987	4,897
Selling, general and administrative	2,144	976	1,746	5,136	7,042
Total	2,396	1,221	2,971	6,123	11,939
Less: S-1 related costs	—	—	—	813	—
Less: Acquisition-related expenses	2,844	591	—	3,435	—
Less: Contingent consideration fair value adjustment	(3,000)	—	—	(3,000)	—
Non-GAAP operating expenses	$31,975	$24,665	$22,830	$104,771	$91,709

Reconciliation of income from operations:
GAAP income from operations	$44,981	$48,694	$20,568	$170,221	$53,874
GAAP operating margin	12.0%	14.5%	9.2%	13.2%	7.1%
Add: Share-based compensation expense	3,958	3,297	1,831	10,557	5,364
Add: Amortization of intangible assets	2,403	1,221	2,971	6,130	11,939
Add: Purchase accounting adjustment	631	—	—	631	—
Add: S-1 related costs	—	—	—	813	—
Add: Acquisition-related expenses	2,844	591	—	3,435	—
Less: Contingent consideration fair value adjustment	(3,000)	—	—	(3,000)	—
Non-GAAP income from operations	$51,817	$53,803	$25,370	$188,787	$71,177
Non-GAAP operating margin	13.9%	16.0%	11.4%	14.6%	9.3%

Reconciliation of income before income taxes:
GAAP income before income taxes	$32,777	$37,451	$(6,451)	$137,778	$2,119
Add: Share-based compensation expense	3,958	3,297	1,831	10,557	5,364
Add: Amortization of intangible assets	2,403	1,221	2,971	6,130	11,939
Add: Purchase accounting adjustment	631	—	—	631	—
Add: S-1 related costs	—	—	—	813	—
Add: Acquisition-related expenses	2,844	591	—	3,435	—
Less: Contingent consideration fair value adjustment	(3,000)	—	—	(3,000)	—
Less: Loss on early debt repayment	—	—	6,743	—	6,743
Less: Amortization of debt discount related to warrants	—	—	1,214	—	5,127
Less: Loss on extinguishment of LT debt	—	—	15,194	—	16,579
Add: Foreign currency (gains) losses	5,968	6,932	(1,032)	13,227	(285)
Non-GAAP income before income taxes	$45,581	$49,492	$20,470	$169,571	$47,586

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results (continued)

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 31, 2018	May 25, 2018	August 25, 2017	August 31, 2018	August 25, 2017
Reconciliation of provision for income taxes:
GAAP provision for income taxes	$3,059	$5,505	$3,758	$18,315	$9,914
GAAP effective tax rate	9.3%	14.7%	-58.3%	13.3%	467.9%
Tax effect of adjustments to GAAP results	(2,529)	(1,025)	(214)	(4,273)	(1,367)
Non-GAAP provision for income taxes	$5,588	$6,530	$3,972	$22,588	$11,281
Non-GAAP effective tax rate	12.3%	13.2%	19.4%	13.3%	23.7%

Reconciliation of net income and earnings per share (diluted):
GAAP net income (loss)	$29,718	$31,946	$(10,209)	$119,463	$(7,795)
Adjustments to GAAP net income:
Share-based compensation	3,958	3,297	1,831	10,557	5,364
Amortization of intangible assets	2,403	1,221	2,971	6,130	11,939
Add: Purchase accounting adjustment	631	—	—	631	—
S-1 related costs	—	—	—	813	—
Acquisition-related expenses	2,844	591	—	3,435	—
Contingent consideration fair value adjustment	(3,000)	—	—	(3,000)	—
Loss on early debt repayment	—	—	6,743	—	6,743
Amortization of debt discount related to warrants	—	—	1,214	—	5,127
Loss on extinguishment of LT debt	—	—	15,194	—	16,579
Foreign currency (gains) losses	5,968	6,932	(1,032)	13,227	(285)
Tax effect of items excluded from non-GAAP results	(2,529)	(1,025)	(214)	(4,273)	(1,367)
Non-GAAP net income	$39,993	$42,962	$16,498	$146,983	$36,305

Shares used in computing earnings per share (diluted)	23,270	23,306	22,011	23,119	16,171
Non-GAAP earnings per share (diluted)	$1.72	$1.84	$0.75	$6.36	$2.25

GAAP income (loss) per share (diluted)	$1.28	$1.37	$(0.48)	$5.17	$(0.49)

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended			Fiscal Year Ended
	August 31, 2018	May 25, 2018	August 25, 2017	August 31, 2018	August 25, 2017
GAAP net income (loss)	$29,718	$31,946	$(10,209)	$119,463	$(7,795)
Share-based compensation expense	3,958	3,297	1,831	10,557	5,364
Amortization of intangible assets	2,403	1,221	2,971	6,130	11,939
Interest expense, net	6,217	4,098	6,132	19,144	29,204
Provision for income tax	3,059	5,505	3,758	18,315	9,914
Depreciation	5,124	4,806	4,869	20,052	21,300
S-1 related costs	—	—	—	813	—
Investment advisory fees	—	—	—	—	540
Restructuring	—	—	—	—	457
Obsolete inventory related to restructuring	—	—	—	—	372
Management advisory fees	—	—	—	—	3,000
Debt extension costs(1)	—	—	—	—	1,745
Loss on early debt repayment(2)	—	—	6,743	—	6,743
Loss on extinguishment of LT debt(3)	—	—	15,194	—	16,579
Purchase accounting adjustment(4)	631	—	—	631	—
Acquisition-related expenses(4)	2,844	591	—	3,435	25
Contingent consideration fair value adjustment(4)	(3,000)	—	—	(3,000)	—
Adjusted EBITDA	$50,954	$51,464	$31,289	$195,540	$99,387

(1)	Debt extension costs consist of $1.7 million associated with the amendment of our senior secured term loan and revolving credit facility in November 2016.
(2)	Loss on early payment of term loan for principal amount of $61.1 million in June 2017 related to IPO.
(3)	Consists of $15.2 million loss on extinguishment of long-term debt for principal payment of $151.0 and $1.4 million loss on a February 2017 extinguishment.
(4)	Amounts in FY18 are related to acquisition of Penguin Computing in June 2018.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	August 31,	August 25,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$31,375	$22,436
Accounts receivable, net	237,212	183,303
Inventories	221,419	127,135
Prepaid expenses and other current assets	32,043	14,115
Total current assets	522,049	346,989
Property and equipment, net	56,615	55,182
Other noncurrent assets	22,449	26,728
Intangible assets, net	26,255	5,107
Goodwill	45,394	46,022
Total assets	$672,762	$480,028
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$223,186	$189,717
Accrued liabilities	45,190	27,316
Current portion of long-term debt	27,409	22,841
Total current liabilities	295,785	239,874
Long-term debt	184,190	154,450
Other long-term liabilities	5,659	3,308
Total liabilities	$485,634	$397,632
Shareholders’ equity:
Ordinary shares	678	653
Additional paid-in capital	250,191	232,162
Accumulated other comprehensive loss	(175,995)	(143,210)
Retained earnings	112,254	(7,209)
Total shareholders’ equity	187,128	82,396
Total liabilities and shareholders’ equity	$672,762	$480,028

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Fiscal Year Ended
	August 31, 2018	May 25, 2018	August 25, 2017	August 31, 2018	August 25, 2017
Cash flows from operating activities:
Net income (loss)	$29,718	$31,946	$(10,209)	$119,463	$(7,795)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	7,526	6,028	7,839	26,182	33,238
Share-based compensation	3,958	3,297	1,831	10,557	5,364
Provision for doubtful accounts receivable and sales returns	(73)	(80)	(82)	(86)	(51)
Deferred income tax benefit	(1,444)	(422)	(1,194)	(2,820)	(2,389)
(Gain) loss on disposal of property and equipment	461	(14)	223	691	352
Write off of long-term asset	—	250	—	250	—
Extinguishment loss on long-term debt	—	—	15,194	—	16,580
Loss on early debt payment	—	—	6,744	—	6,744
Amortization of debt discounts and issuance costs	807	714	1,807	2,972	8,231
Change in fair value of contingent consideration	(3,000)	—	—	(3,000)	—
Changes in operating assets and liabilities:
Accounts receivable	31,409	(45,799)	(6,910)	(55,297)	(40,426)
Inventories	(14,495)	(6,384)	9,333	(42,435)	(21,851)
Prepaid expenses and other assets	(5,241)	(5,186)	(799)	(8,736)	(58)
Accounts payable	(66,331)	46,532	(22,407)	17,548	(10,608)
Accrued expenses and other liabilities	7,321	(2,545)	4,639	2,618	11,736
Net cash provided by (used in) operating activities	(9,384)	28,337	6,009	67,907	(933)
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(7,487)	(7,794)	(7,499)	(25,738)	(18,678)
Proceeds from sale of property and equipment	204	35	184	305	651
Acquisition of business, net of cash acquired	(42,316)	—	—	(42,316)	—
Net cash used in investing activities	(49,599)	(7,759)	(7,315)	(67,749)	(18,027)
Cash flows from financing activities:
Long-term debt payment	(5,865)	(6,093)	(2,009)	(24,267)	(19,698)
Early payment of long-term debt	—	—	(61,127)	—	(61,127)
Payment for extinguishment of long-term debt	—	—	(151,008)	—	(151,946)
Proceeds from issuance of long-term debt, net of costs paid	59,365	—	156,962	59,365	156,962
Fees paid for revolving line of credit refinancing	—	—	(3,167)	(768)	(3,167)
Issuance of ordinary shares from an initial public offering, net of underwriting commissions	—	—	63,507	—	63,507
Payment of costs related to initial public offering	—	—	(949)	(1,591)	(1,149)
Proceeds from borrowings under revolving line of credit	134,500	69,000	119,500	412,000	457,750
Repayments of borrowings under revolving line of credit	(166,789)	(69,000)	(119,500)	(444,289)	(457,750)
Proceeds from issuance of ordinary shares from share option exercise	1,324	1,993	58	7,494	406
Tax payments due upon issuance of ordinary shares for release of restricted stock units	—	—	(763)	—	(763)
Net cash used in financing activities	22,535	(4,100)	1,504	7,944	(16,975)
Effect of exchange rate changes on cash and cash equivalents	3,328	(3,799)	(103)	837	(263)
Net increase (decrease) in cash and cash equivalents	(33,120)	12,679	95	8,939	(36,198)
Cash and cash equivalents at beginning of period	64,495	51,816	23,341	22,436	58,634
Cash and cash equivalents at end of period	$31,375	$64,495	$23,436	$31,375	$22,436

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Investor Contact:
Suzanne Schmidt
Investor Relations for SMART Global Holdings, Inc.
(510) 360-8596
ir@smartm.com